UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 28, 2004

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                          AltiGen Communications, Inc.
             (Exact name of registrant as specified in its charter)

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          Delaware                   000-27427                94-3204299
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)         Identification No.)

                     4555 Cushing Parkway, Fremont, CA 94538
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (510) 252-9712

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

Exhibit No.      Description
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   99.1          Press release dated April 28, 2004.

Item 12. Results of Operations and Financial Condition.

On April 28, 2004, AltiGen Communications, Inc. (the "Company") reported its results of operations for the second quarter of its fiscal year 2004. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    AltiGen Communications, Inc.

Dated: April 28, 2004                               By: /s/ Philip M. McDermott
                                                        -----------------------
                                                        Philip M. McDermott
                                                        Chief Financial Officer


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                                Index to Exhibits

Exhibit No.      Description
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   99.1          Press release dated April 28, 2004.